                                    AMENDMENT

         THE SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE ("Agreement") made and entered into as of July 26, 1999 by and between CORVAS INTERNATIONAL, INC. ("Corvas"), a Delaware corporation, on the one side, and, VASCULAR GENOMICS INC. ("VGI") a Delaware corporation, and its stockholders, Jan Schnitzer, Harry Gruber, Dennis Berman, Bruce Jacobson and Isaac Willis (the "VGI Stockholders"), on the other side, is hereby amended as of the Effective Date as follows:

1.       SECTIONS 1.2 AND 4 of the Agreement are amended to read as follows:

                  1.2 On receipt of the VGI Shares, Corvas shall deliver to the VGI Stockholders' counsel, Duckor Spradling & Metzger, Two Hundred and Fifty Thousand (250,000) shares of Corvas Common Stock pursuant to the terms of Exhibit C to this Agreement, which is incorporated herein as though set forth in full and thereby made a part of this Agreement.

                   *                     *                          *

         4. On or before August 10, 1999, VGI, on behalf of the VGI Stockholders, shall deliver to Corvas shares of VGI non-voting common stock equal to Six and One-Half Percent (6.5%) of the then outstanding common stock of VGI on a fully diluted basis pursuant to the terms of Exhibit C to this Agreement, which is incorporated herein as though set forth in full and thereby made a part of this Agreement.

                                END OF AMENDMENTS

2. To the extent that the terms of the provisions of this Amendment conflict or are inconsistent with those of the Agreement, the terms and provisions of this Amendment shall control and modify those of the Agreement. Except as so modified, the terms and provisions of the Agreement shall remain in full force and effect and are incorporated herein by this reference.

3. This Amendment be executed in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have duly authorized and caused this Amendment to be executed to be effective as of July 26, 1999.

CORVAS INTERNATIONAL, INC.:                VASCULAR GENOMICS INC.:


By:   /S/ RANDALL E. WOODS                 By: /S/ HARRY GRUBER
      -----------------------------            ---------------------------------
      Randall E. Woods                         Harry Gruber, as President and
      Chief Executive Officer                  Individually as a VGI Stockholder



      /S/ ISAAC WILLIS                         /S/ JAN SCHNITZER
      -----------------------------            ---------------------------------
      Isaac Willis                             Jan Schnitzer


      /S/ DENNIS BERMAN                        /S/ BRUCE JACOBSON
      -----------------------------            ---------------------------------
      Dennis Berman                            Bruce Jacobson

APPROVED AS TO FORM:


COOLEY GODWARD LLP

By:   /S/ MICHAEL G. RHODES                    Date:
      -----------------------------                 ----------------------------
      Michael G. Rhodes
      Counsel for Corvas International, Inc.


DUCKOR SPRADLING & METZGER


By:   /S/ KEVIN M. BAGLEY                      Date:
      -----------------------------                 ----------------------------
      Kevin M. Bagley
      Counsel for Vascular Genomics Inc.
      and Stockholders